                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                          (AMENDMENT NO. _____________)

Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [_]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[X]   Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to 240.14a-12

                      The Hartford Income Shares Fund, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                    (specify)
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[_]     Fee computed on table below per Exchange Act Rules 14a96(i)(4) and O-11.

      (1)   Title of each class of securities to which transaction applies:

            ----------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[_]   Fee paid previously by written preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                                               November 20, 2006

                     THE HARTFORD INCOME SHARES FUND, INC.

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of the Shareholders (the "Meeting") of The Hartford Income Shares Fund, Inc. (the "Company"). The Meeting will take place on January 9, 2007 at 10:00 a.m. Eastern Time at the offices of Hartford Life, 200 Hopmeadow Street, Simsbury, Connecticut 06089.

     At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Annual Meeting of Shareholders. As explained in the enclosed Proxy Statement, the purpose of the Meeting is (1) to elect members of the Board of Directors of the Company; (2) to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm; and
(3) to transact such other business as may properly come before the Meeting.

     We request that you complete the enclosed Proxy Card for the upcoming Meeting. The Company's Board of Directors has reviewed and unanimously approved these proposals and recommends that you vote FOR each proposal. The enclosed Proxy Statement provides more information on these proposals. Please read it carefully and return your completed Proxy Card in the enclosed, addressed, postage-paid envelope, or take advantage of the telephonic or Internet voting procedures described in the Proxy Statement. Your vote is important. If you have any questions in connection with these materials please call us at 1-888-843-7824.

                                           Very truly yours,

                                           /s/ David M. Znamierowski
                                           David M. Znamierowski
                                           President

                     THE HARTFORD INCOME SHARES FUND, INC.
                             500 BIELENBERG DRIVE,
                           WOODBURY, MINNESOTA 55125

                        MAILING ADDRESS: P.O. BOX 64387,
                           ST. PAUL, MINNESOTA 55164

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of the Shareholders (the "Meeting") of The Hartford Income Shares Fund, Inc. (the "Company") will be held on January 9, 2007 at 10:00 a.m. Eastern Time at the offices of Hartford Life, 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:

     1. TO ELECT A BOARD OF DIRECTORS CONSISTING OF THE TEN NOMINEES DESCRIBED IN THE ATTACHED PROXY STATEMENT.

     2. TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF THE COMPANY OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2007.

     3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     The Board of Directors of the Company unanimously recommends approval of each item listed in this notice. Shareholders of record on November 10, 2006 are entitled to notice of and to vote at the Meeting.

     Your attention is directed to the attached Proxy Statement. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE THE COMPANY ANY FURTHER SOLICITATION EXPENSE. An addressed envelope for which no postage is required is enclosed.

                                           By order of the Board of Directors,

                                           /s/ Edward P. Macdonald

                                           Edward P. Macdonald
                                           Secretary

Dated: November 20, 2006

                     THE HARTFORD INCOME SHARES FUND, INC.
                500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
           MAILING ADDRESS: P.O. BOX 64387, ST. PAUL, MINNESOTA 55164

                                PROXY STATEMENT

                               NOVEMBER 20, 2006

     The enclosed Proxy Card is solicited by the Board of Directors of The Hartford Income Shares Fund, Inc. (the "Company") in connection with the Annual Meeting of the Shareholders (the "Meeting") of the Company to be held on January 9, 2007 at 10:00 a.m. Eastern Time at the offices of Hartford Life, 200 Hopmeadow Street, Simsbury, Connecticut 06089 and at any adjournment(s) or postponement(s) of the Meeting.

     The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement, will be paid by the Company. The approximate mailing date of this Proxy Statement is November 27, 2006. Representatives of Hartford Administrative Services Company ("HASCO"), the dividend disbursement agent for the Company, and Hartford Life Insurance Company ("Hartford Life"), without cost to the Company, may solicit proxies for the management of the Company by means of mail, telephone or personal calls. The address of HASCO is that of the Company as provided above. Hartford Life and Hartford Investment Financial Services, LLC ("HIFSCO"), which serves as the Company's investment adviser, principal underwriter and administrator, are principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

     Shareholders may revoke authority to vote their shares by giving written notice of revocation to the Secretary of the Company or by executing a superceding Proxy Card. Unless revoked, properly executed Proxy Cards that have been returned by shareholders without instructions will be voted "for" each proposal. In instances where choices are specified by the shareholders in the Proxy Card, those shareholders' votes will be voted or the votes will be withheld in accordance with the shareholders' choices. With regard to Proposal I, the election of directors, votes may be cast for all nominees or for all nominees except those indicated, or withheld for all nominees. Abstentions may be specified for Proposal II, the ratification of the independent registered public accounting firm. With respect to Proposal II, abstentions and broker non-votes (Proxy Cards received by the Company from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the meeting, and will have the same effect as a vote "against" such item. So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting.

Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

     In addition to completing and returning the enclosed Proxy Card, shareholders are also able to vote by touchtone telephone or by internet by following the instructions included with the Proxy Card accompanying this Proxy Statement. To vote by internet or by telephone, shareholders can access the website or call the toll-free number listed on the Proxy Card. To vote by internet or by telephone, shareholders will need the "control number" that appears on the Proxy Card. After inputting this number, shareholders will be prompted to provide their voting instructions on the proposals. Shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

     Only those shareholders owning shares as of the close of business on November 10, 2006 (the "Record Date") may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. As of the Record Date, there were issued and outstanding 13,013,759.6010 common shares, with a par value of $0.001 per share. Common shares represent the only class of securities of the Company. Each shareholder is entitled to one vote for each share held. As a shareholder, you will not have appraisal rights in connection with the proposals described in this Proxy Statement.

     The presence, either in person or by proxy, of shareholders owning a majority of shares of the Company entitled to vote at the Meeting shall constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.

     Copies of the Company's most recent annual report and semi-annual report are available upon request. If you would like to receive a copy, please contact the Company at P.O. Box 64387, St. Paul, Minnesota 55164 or call 1-888-843-7824, and a copy will be sent, without charge, by first class mail within three business days of your request.

                                SHARE OWNERSHIP

     The following table sets forth the dollar range of equity securities beneficially owned by each director of the Company or nominee for election as a director of the Company and on an aggregate basis in any registered investment companies overseen by the director or nominee within the Hartford Fund Family* as a group, as of October 31, 2006.

                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                  SECURITIES IN ALL REGISTERED
                             DOLLAR RANGE OF    INVESTMENT COMPANIES OVERSEEN BY
                            EQUITY SECURITIES    DIRECTOR IN THE HARTFORD FUND
NAME OF DIRECTOR             IN THE COMPANY                 FAMILY*
----------------            -----------------   --------------------------------
NON-INTERESTED DIRECTORS
Lynn S. Birdsong..........        None                  Over $100,000
Robert M. Gavin, Jr. .....        None                  Over $100,000
Duane E. Hill.............        None                      None
Sandra S. Jaffee..........        None                      None
William P. Johnston.......        None                      None
Phillip O. Peterson.......        None                 $10,001-$50,000
Lemma W. Senbet...........        None                      None

INTERESTED DIRECTORS
Thomas M. Marra...........        None                  Over $100,000
Lowndes A. Smith..........        None                  Over $100,000
David M. Znamierowski.....        None                 $10,001-$50,000

---------------

* The Hartford Fund Family currently consists of four open-end investment companies and one closed-end investment company.

     As of October 31, 2006, all directors and officers as a group owned less than 1% of the outstanding shares of the Company. As of this date, no person, to the knowledge of Company management, owned beneficially more than 5% of the outstanding shares of the Company.

     As of October 31, 2006, none of the non-interested directors (or their immediate family members) had share ownership in securities of the Company's investment adviser, principal underwriter or in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Company (not including registered investment companies).

                                   PROPOSAL I
                             ELECTION OF DIRECTORS

     At the Meeting, shareholders will be asked to elect ten members to the Company's Board of Directors. All of the nominees currently serve as directors of the Company except for David M. Znamierowski. Mr. Znamierowski was recommended by the Company's investment adviser to serve as a member of the Board of Directors of the Company and is being nominated for election to the Board of Directors of the Company. All other nominees have previously been elected to the Board and are standing for re-election.

     Pertinent information regarding each nominee's principal occupation and business experience during at least the past five years, number of portfolios overseen and other directorships held is set forth below. The mailing address of each nominee is c/o the Secretary of The Hartford Income Shares Fund, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND            OTHER
                                                                                         COMPLEX      DIRECTORSHIPS
                                                                                       OVERSEEN BY       HELD BY
                       POSITION HELD   TERM OF OFFICE*                                 DIRECTOR OR     DIRECTOR OR
                         WITH THE       AND LENGTH OF      PRINCIPAL OCCUPATION(S)     NOMINEE FOR     NOMINEE FOR
NAME AND AGE              COMPANY        TIME SERVED         DURING LAST 5 YEARS        DIRECTOR        DIRECTOR
------------           -------------   ---------------   ---------------------------  -------------   -------------
LYNN S.                Director         Since 2003       Since 1981, Mr. Birdsong          88         Mr. Birdsong
 BIRDSONG(2).........                                    has been a partner in                        is a Director
(age 60)                                                 Birdsong Company, an                         of The Japan
                                                         advertising specialty firm.                  Fund
                                                         Since 2003, Mr. Birdsong
                                                         has been an independent
                                                         Director of The Japan Fund.
                                                         From 2003 to March 2005,
                                                         Mr. Birdsong was an
                                                         independent Director of the
                                                         Atlantic Whitehall Funds.
                                                         From 1979 to 2002, Mr.
                                                         Birdsong was a managing
                                                         director of Zurich Scudder
                                                         Investments, an investment
                                                         management firm. During his
                                                         employment with Scudder,
                                                         Mr. Birdsong was an
                                                         interested Director of The
                                                         Japan Fund. Mr. Birdsong is
                                                         also a Director of The
                                                         Hartford Mutual Funds,
                                                         Inc., The Hartford Mutual
                                                         Funds II, Inc., Hartford
                                                         Series Fund, Inc. and
                                                         Hartford HLS Series Fund
                                                         II, Inc.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND            OTHER
                                                                                         COMPLEX      DIRECTORSHIPS
                                                                                       OVERSEEN BY       HELD BY
                       POSITION HELD   TERM OF OFFICE*                                 DIRECTOR OR     DIRECTOR OR
                         WITH THE       AND LENGTH OF      PRINCIPAL OCCUPATION(S)     NOMINEE FOR     NOMINEE FOR
NAME AND AGE              COMPANY        TIME SERVED         DURING LAST 5 YEARS        DIRECTOR        DIRECTOR
------------           -------------   ---------------   ---------------------------  -------------   -------------
ROBERT M.              Director and     Director         Dr. Gavin is an educational       88         None
 GAVIN(1,2)..........  Chairman of     since 1986        consultant. Prior to
(age 66)               the Board                         September 1, 2001, he was
                                        Chairman of      President of Cranbrook
                                        the Board        Education Community; and
                                        since 2004       prior to July 1996, he was
                                                         President of Macalester
                                                         College, St. Paul,
                                                         Minnesota. Dr. Gavin is
                                                         also a Director and
                                                         Chairman of the Board of
                                                         Directors of The Hartford
                                                         Mutual Funds, Inc., The
                                                         Hartford Mutual Funds II,
                                                         Inc., Hartford Series Fund,
                                                         Inc. and Hartford HLS
                                                         Series Fund II, Inc.

DUANE E. HILL(2).....  Director        Since 2002        Mr. Hill is a Partner with        88         None
(age 61)                                                 TSG Ventures L.P., a
                                                         private equity investment
                                                         company that invests
                                                         primarily in minority-owned
                                                         small businesses. From 1994
                                                         to October of 1998, Mr.
                                                         Hill was a member of TSG
                                                         Capital Group, a private
                                                         equity investment firm that
                                                         serves as sponsor and lead
                                                         investor in leveraged
                                                         buyouts of middle market
                                                         companies. Mr. Hill is also
                                                         a Director of The Hartford
                                                         Mutual Funds, Inc., The
                                                         Hartford Mutual Funds II,
                                                         Inc., Hartford Series Fund,
                                                         Inc. and Hartford HLS
                                                         Series Fund II, Inc.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND            OTHER
                                                                                         COMPLEX      DIRECTORSHIPS
                                                                                       OVERSEEN BY       HELD BY
                       POSITION HELD   TERM OF OFFICE*                                 DIRECTOR OR     DIRECTOR OR
                         WITH THE       AND LENGTH OF      PRINCIPAL OCCUPATION(S)     NOMINEE FOR     NOMINEE FOR
NAME AND AGE              COMPANY        TIME SERVED         DURING LAST 5 YEARS        DIRECTOR        DIRECTOR
------------           -------------   ---------------   ---------------------------  -------------   -------------
SANDRA S.              Director         Since 2005       Ms. Jaffee is Chief               88         None
 JAFFEE(1,2,3).......                                    Executive Officer of
(age 64)                                                 Fortent (formerly
                                                         Searchspace Group), a
                                                         leading provider of
                                                         compliance/regulatory
                                                         technology to financial
                                                         institutions. Ms. Jaffee
                                                         served as an Entrepreneur
                                                         in Residence with Warburg
                                                         Pincus, a private equity
                                                         firm, from August 2004 to
                                                         August 2005. From September
                                                         1995 to July 2004, Ms.
                                                         Jaffee served as Executive
                                                         Vice President at
                                                         Citigroup, where she was
                                                         President and CEO of
                                                         Citibank's Global
                                                         Securities Services
                                                         (1995-2003). Ms. Jaffee is
                                                         also a Director of The
                                                         Hartford Mutual Funds,
                                                         Inc., The Hartford Mutual
                                                         Funds II, Inc., Hartford
                                                         Series Fund, Inc. and
                                                         Hartford HLS Series Fund
                                                         II, Inc.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND            OTHER
                                                                                         COMPLEX      DIRECTORSHIPS
                                                                                       OVERSEEN BY       HELD BY
                       POSITION HELD   TERM OF OFFICE*                                 DIRECTOR OR     DIRECTOR OR
                         WITH THE       AND LENGTH OF      PRINCIPAL OCCUPATION(S)     NOMINEE FOR     NOMINEE FOR
NAME AND AGE              COMPANY        TIME SERVED         DURING LAST 5 YEARS        DIRECTOR        DIRECTOR
------------           -------------   ---------------   ---------------------------  -------------   -------------
WILLIAM P.             Director         Since 2005       In June 2006, Mr. Johnston        88         Mr. Johnston
 JOHNSTON(1,2).......                                    was appointed as Senior                      is a member
(age 62)                                                 Advisor to The Carlyle                       of the
                                                         Group, a global private                      supervisory
                                                         equity investment firm. In                   Board of
                                                         May 2006, Mr. Johnston was                   Fresenius
                                                         elected to the supervisory                   Medical Care
                                                         Board of Fresenius Medical                   AG & Co.
                                                         Care AG & Co. KGaA, after                    KGaA.
                                                         its acquisition of Renal
                                                         Care Group, Inc. in March
                                                         2006. Mr. Johnston joined
                                                         Renal Care Group, Inc. in
                                                         November 2002 as a member
                                                         of the Board of Directors
                                                         and served as Chairman of
                                                         the Board from March 2003
                                                         through March 2006. From
                                                         September 1987 to December
                                                         2003, Mr. Johnston was with
                                                         Equitable Securities
                                                         Corporation (and its
                                                         successors, SunTrust
                                                         Equitable Securities and
                                                         SunTrust Robinson Humphrey)
                                                         serving in various
                                                         investment banking and
                                                         managerial positions,
                                                         including Managing Director
                                                         and Head of Investment
                                                         Banking, Chief Executive
                                                         Officer and Vice Chairman.
                                                         Mr. Johnston is also a
                                                         Director of The Hartford
                                                         Mutual Funds, Inc., The
                                                         Hartford Mutual Funds II,
                                                         Inc., Hartford Series Fund,
                                                         Inc. and Hartford HLS
                                                         Series Fund II, Inc.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND            OTHER
                                                                                         COMPLEX      DIRECTORSHIPS
                                                                                       OVERSEEN BY       HELD BY
                       POSITION HELD   TERM OF OFFICE*                                 DIRECTOR OR     DIRECTOR OR
                         WITH THE       AND LENGTH OF      PRINCIPAL OCCUPATION(S)     NOMINEE FOR     NOMINEE FOR
NAME AND AGE              COMPANY        TIME SERVED         DURING LAST 5 YEARS        DIRECTOR        DIRECTOR
------------           -------------   ---------------   ---------------------------  -------------   -------------
PHILLIP O.             Director         Since 2000       Mr. Peterson is a mutual          88         None
 PETERSON(1,2).......                                    fund industry consultant.
(age 61)                                                 From January 2004 to April
                                                         2005, Mr. Peterson served
                                                         as Independent President of
                                                         the Strong Mutual Funds.
                                                         Mr. Peterson was a partner
                                                         of KPMG LLP (an accounting
                                                         firm) until July 1999. Mr.
                                                         Peterson is also a Director
                                                         of The Hartford Mutual
                                                         Funds, Inc., The Hartford
                                                         Mutual Funds II, Inc.,
                                                         Hartford Series Fund, Inc.
                                                         and Hartford HLS Series
                                                         Fund II, Inc.

LEMMA W. SENBET(2)...  Director         Since 2005       Since 1998, Dr. Senbet has        88         None
(age 59)                                                 been Chair of the Finance
                                                         Department at the
                                                         University of Maryland,
                                                         Robert H. Smith School of
                                                         Business, where he has been
                                                         the William E. Mayer Chair
                                                         Professor of Finance since
                                                         1990. Previously, he was a
                                                         chaired Professor of
                                                         Finance at the University
                                                         of Wisconsin-Madison. In
                                                         addition, Dr. Senbet
                                                         previously served as an
                                                         independent Director of the
                                                         Fortis Funds from March
                                                         2000 until July 2002. Dr.
                                                         Senbet is also a Director
                                                         of The Hartford Mutual
                                                         Funds, Inc., The Hartford
                                                         Mutual Funds II, Inc.,
                                                         Hartford Series Fund, Inc.
                                                         and Hartford HLS Series
                                                         Fund II, Inc.

---------------

* Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders of the Company is held and his or her successor is elected and qualifies.

(1) Member of the Audit Committee of the Company.

(2) Member of the Nominating Committee of the Company.

(3) Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a Director of ISS and as a member of the Executive Committee of the Board of Directors of ISS. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or voice disclosure services to the sub-adviser.

NOMINEES FOR ELECTION AS INTERESTED DIRECTORS

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND            OTHER
                                                                                         COMPLEX      DIRECTORSHIPS
                                                                                       OVERSEEN BY       HELD BY
                       POSITION HELD   TERM OF OFFICE*                                 DIRECTOR OR     DIRECTOR OR
                         WITH THE       AND LENGTH OF      PRINCIPAL OCCUPATION(S)     NOMINEE FOR     NOMINEE FOR
NAME AND AGE              COMPANY        TIME SERVED         DURING LAST 5 YEARS        DIRECTOR        DIRECTOR
------------           -------------   ---------------   ---------------------------  -------------   -------------
THOMAS M. MARRA**....  Director         Since 2002       Mr. Marra is President and        88         Mr. Marra is
(age 48)                                                 Chief Operating Officer of                   a Director of
                                                         Hartford Life, Inc. He is                    The Hartford.
                                                         also a member of the Board
                                                         of Directors and a member
                                                         of the Office of the
                                                         Chairman for The Hartford
                                                         Financial Services Group,
                                                         Inc. ("The Hartford"), the
                                                         parent company of Hartford
                                                         Life. Mr. Marra was named
                                                         President of Hartford Life
                                                         in 2001. He was named COO
                                                         in 2000 and served as
                                                         Director of Hartford Life's
                                                         Investment Products
                                                         Division from 1998 to 2000.
                                                         Mr. Marra is also a
                                                         Managing Member and
                                                         President of Hartford
                                                         Investment Financial
                                                         Services, LLC ("HIFSCO")
                                                         and HL Investment Advisors,
                                                         LLC ("HL Advisors"). He
                                                         currently also serves as a
                                                         Director of The Hartford
                                                         Mutual Funds, Inc., The
                                                         Hartford Mutual Funds II,
                                                         Inc., Hartford Series Fund,
                                                         Inc. and Hartford HLS
                                                         Series Fund II, Inc. and
                                                         served as Chairman of the
                                                         Board of these companies
                                                         and of the Company from
                                                         2002 to 2004.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND            OTHER
                                                                                         COMPLEX      DIRECTORSHIPS
                                                                                       OVERSEEN BY       HELD BY
                       POSITION HELD   TERM OF OFFICE*                                 DIRECTOR OR     DIRECTOR OR
                         WITH THE       AND LENGTH OF      PRINCIPAL OCCUPATION(S)     NOMINEE FOR     NOMINEE FOR
NAME AND AGE              COMPANY        TIME SERVED         DURING LAST 5 YEARS        DIRECTOR        DIRECTOR
------------           -------------   ---------------   ---------------------------  -------------   -------------
LOWNDES A. SMITH**...  Director         Since 2002       Mr. Smith served as Vice          88         Mr. Smith is
(age 67)                                                 Chairman of The Hartford                     a Director of
                                                         from February 1997 to                        White
                                                         January 2002, as President                   Mountains
                                                         and Chief Executive Officer                  Insurance
                                                         of Hartford Life, Inc. from                  Group, Ltd.
                                                         February 1997 to January
                                                         2002, and as President and
                                                         Chief Operating Officer of
                                                         The Hartford Life Insurance
                                                         Companies from January 1989
                                                         to January 2002. Mr. Smith
                                                         is also a Director of The
                                                         Hartford Mutual Funds,
                                                         Inc., The Hartford Mutual
                                                         Funds II, Inc., Hartford
                                                         Series Fund, Inc. and
                                                         Hartford HLS Series Fund
                                                         II, Inc.

DAVID M.               President and    President        Mr. Znamierowski currently    87 (88 if      None
 ZNAMIEROWSKI........  Chief            since 2001(1)    serves as President of        elected by
(age 46)**             Executive                         Hartford Investment          shareholders)
                       Officer          Chief            Management Company
                                        Executive        ("Hartford Investment
                                        Officer since    Management") and as
                                        2005             Executive Vice President
                                                         and Chief Investment
                                                         Officer for The Hartford,
                                                         Hartford Life, Inc. and
                                                         Hartford Life Insurance
                                                         Company. Mr. Znamierowski
                                                         is also a Managing Member,
                                                         Executive Vice President
                                                         and Chief Investment
                                                         Officer of HIFSCO and HL
                                                         Investment Advisors, LLC.
                                                         Mr. Znamierowski is a
                                                         Director, President and
                                                         Chief Executive Officer of
                                                         The Hartford Mutual Funds,
                                                         Inc., The Hartford Mutual
                                                         Funds II, Inc., Hartford
                                                         Series Fund, Inc. and
                                                         Hartford HLS Series Fund
                                                         II, Inc.

---------------

* Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders of the Company is held and his or her successor is elected and qualifies.

** Denotes the nominee is an interested person of the Company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Marra is an interested director and Mr. Znamierowski is an interested director nominee due to positions they hold with affiliates of the Company. Mr. Smith is an interested director because he owns stock of the parent company of HIFSCO.

(1) Mr. Znamierowski has served as President of the Company since 2001, with the exception of February 1, 2005 to March 27, 2005, when Mr. John Walters served in that capacity.

     The Board of Directors recommends that shareholders vote in favor of the ten individuals listed as nominees for election to serve as directors of the Company. A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of directors. This means that the ten nominees receiving the highest number of "for" votes will be elected. Unless otherwise instructed, the proxies will vote all properly executed Proxy Cards "for" the ten nominees. All of the nominees have consented to serve as directors if elected. In the event any of the nominees are not candidates for election at the meeting, the proxies may vote for such other persons according to their best judgment. Nothing currently indicates that such a situation will arise.

                                  PROPOSAL II
                                RATIFICATION OF
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not "interested persons" of the investment company or of its investment adviser, as that term is defined in the 1940 Act. The 1940 Act provides that the selection be submitted for ratification or rejection by the shareholders at an annual meeting.

     On November 1, 2006, the Board of Directors of the Company, upon the recommendation of the Audit Committee, determined to select the firm of Ernst & Young LLP ("E&Y") as independent registered public accounting firm for the Company for the fiscal year ending July 31, 2007. E&Y served as independent registered public accounting firm for the Company for the fiscal years ended July 31 2006, July 31, 2005 and July 31, 2004.

     The Board of Directors recommends that shareholders vote in favor of the ratification of E&Y as the independent registered public accounting firm for the Company. The affirmative vote of a majority of the shares represented at the meeting, provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent registered public accounting firm. Unless otherwise instructed, the proxies will vote for the ratification of the selection of E&Y as the Company's independent registered public accounting firm.

                            MANAGEMENT COMPENSATION

     The Company pays no compensation to any director or officer who is an officer or employee of The Hartford, HIFSCO, HASCO, Hartford Life or any affiliated company. During the fiscal year ended July 31, 2006, the Company paid a fee to each director who is not an officer or employee of The Hartford, HIFSCO, HASCO, Hartford Life or any affiliated company.

     The following table sets forth the compensation that each director (or nominee for director) received during the fiscal year ended July 31, 2006 from the Company and the entire Hartford fund complex.

                                                     PENSION OR                              TOTAL
                                                     RETIREMENT         ESTIMATED        COMPENSATION
                                  AGGREGATE       BENEFITS ACCRUED   ANNUAL BENEFITS   FROM THE COMPANY
NAME OF PERSON,                  COMPENSATION        AS PART OF           UPON         AND FUND COMPLEX*
POSITION                       FROM THE COMPANY   COMPANY EXPENSES     RETIREMENT      PAID TO DIRECTOR
---------------                ----------------   ----------------   ---------------   -----------------
NON-INTERESTED DIRECTORS
Lynn S. Birdsong, Director...        $165            $0                 $0                 $149,750
Robert M. Gavin, Jr.
 Director....................        $220            $0                 $0                 $200,250
Duane E. Hill, Director......        $152            $0                 $0                 $138,500
Sandra S. Jaffee, Director...        $128            $0                 $0                 $116,500
William P. Johnston,
 Director....................        $143            $0                 $0                 $129,667
Phillip O. Peterson,
 Director....................        $157            $0                 $0                 $143,000
Lemma W. Senbet, Director....        $120            $0                 $0                 $108,750
INTERESTED DIRECTOR
Lowndes A. Smith, Director...        $156            $0                 $0                 $141,500
Thomas M. Marra, Director....        $  0            $0                 $0                 $      0
David M. Znamierowski,
 President and Chief
 Executive Officer...........        $  0            $0                 $0                 $      0

---------------

* As of July 31, 2006, five registered investment companies in the fund complex paid compensation to some or all of the directors.

              BOARD MEETINGS, COMMITTEES AND OTHER RELATED MATTERS

     The Board of Directors of the Company has established an Audit Committee, a Compliance Committee, an Investment Committee, a Litigation Committee and a Nominating Committee. The Company does not have a standing compensation committee. However, the Nominating Committee is responsible for making recommendations to the Board of Directors regarding the compensation of the independent members of the Board of Directors. The Board of Directors has adopted written charters for the Audit Committee and the Nominating Committee. Copies of the charters for the Audit and Nominating Committees are not available on the Company's website, but can be found attached as appendices to the proxy.

     During the Company's fiscal year ended July 31, 2006, there were nine meetings of the Board of Directors, six meetings of the Audit Committee, six meetings of the Investment Committee, and three meetings of the Compliance Committee. The Litigation Committee and the Nominating Committee did not meet during this timeframe. Dr. Robert Gavin, Director of the Company, attended last year's annual meeting held on January 10, 2006. Company policy adopted in November 2004 provides that at least one Director will attend each annual meeting of shareholders. No director attended or participated telephonically in fewer than 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such director served with the exception of Sandra S. Jaffee.

     Shareholders wishing to communicate with members of the Board of Directors may submit a written communication directed to the Board of Directors in care of the Secretary of The Hartford Income Shares Fund, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089.

THE AUDIT COMMITTEE

     The Audit Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson. Each member of the Audit Committee is considered to be "independent" within the meaning of the rules of the New York Stock Exchange.

     The functions performed by the Audit Committee are to (1) oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) assist the Board of Directors in its oversight of the qualifications, independence and performance of the Company's independent registered public accounting firm, the quality, objectivity and integrity of the Company's financial statements and the independent audit thereof, and the performance of the Company's internal audit function; and (3) act as a liaison between the Company's independent registered public accounting firm and the full Board of Directors. The Company's independent registered public accounting firm shall report directly to the Audit Committee. The Audit Committee shall report regularly to the Board of Directors.

     Management is responsible for maintaining appropriate systems for accounting. The Company's independent registered public accounting firm is responsible for conducting a proper audit of the Company's financial statements and is ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject to ratification by the non-interested directors and Company shareholders) and evaluate the Company's independent registered public accounting firm, to determine the compensation of the Company's independent registered public accounting firm and, when appropriate, to replace the Company's independent registered public accounting firm.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     The Company's independent registered public accounting firm also provided to the Audit Committee the written disclosure and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered accounting firm the firm's independence.

     Based upon the Audit Committee's discussion with management and the independent registered public accounting firm and the Audit Committee's review of the representation of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommends to the Board of Directors that the audited financial statements for the Company's most recent fiscal year ended July 31, 2006 be included in the Company's Annual Report filed with the Securities and Exchange Commission.

     The Audit Committee

     Robert M. Gavin
     Sandra S. Jaffee
     Phillip O. Peterson
     William P. Johnston

THE COMPLIANCE COMMITTEE

     The Compliance Committee, which was established on October 3, 2005, currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston, Thomas M. Marra and Phillip O. Peterson. The function of the Compliance Committee is to assist the Board of Directors in its oversight of the implementation by the Company of policies and procedures that are reasonably designed to prevent the Company from violating the Federal Securities Laws.

THE INVESTMENT COMMITTEE

     The Investment Committee consists of Lynn S. Birdsong, Duane E. Hill, Lemma
W. Senbet, Lowndes A. Smith and David M. Znamierowski. The Investment Committee, which was established on February 1, 2005, assists the Board of Directors in its oversight of the Company's investment performance and related matters.

THE LITIGATION COMMITTEE

     The Litigation Committee consists of the following non-interested members of the Board of Directors of the Company: Lynn S. Birdsong, Duane E. Hill, and Sandra S. Jaffee. The Litigation Committee, which was established on February 5, 2004, manages any legal actions that are brought by, on behalf of or against the Company, its Board of Directors and/or the non-interested directors.

THE NOMINATING COMMITTEE

     The Nominating Committee currently consists of all non-interested directors of the Company. The function of the Nominating Committee is to screen and select non-interested candidates to the Board of Directors. In addition, the Nominating Committee periodically reviews and evaluates the compensation of the independent members of the Board of Directors and each of its committees. The Nominating Committee makes recommendations to the Board of Directors regarding the compensation of, and expense reimbursement policies and retirement policies with respect to, the independent members of the Board of Directors and each committee.

     The Nominating Committee will consider nominees for non-interested directors recommended by shareholders if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria. Shareholders wishing to submit recommendations for nominees must send a letter to the chairperson of the Nominating Committee, in care of the Secretary of The Hartford Income Shares Fund, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089 and must include, at a minimum: (1) the shareholder's contact information;
(2) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of Company shares owned by the proposed nominee; (3) a statement as to whether the nominee is an "interested person" of the Company as defined in
Section 2(a)(19) of the 1940 Act, and appropriate documentation to support the statement; (4) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and (5) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Company's proxy statement, if so designated by the Nominating Committee and the Company's Board of

Directors. A shareholder nominee recommendation must be received by the Nominating Committee within a reasonable time period prior to the proxy submission. A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee. Candidates submitted by shareholders are evaluated according to the same criteria as other non-interested director candidates. The Nominating Committee has not received a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the applicable Fund's voting shares for at least one year.

     The Nominating Committee may, from time to time, engage the services of an independent consultant to identify and screen suitable prospective director candidates.

     Care is given to ensure that the individual members of the Board of Directors bring to their deliberations education, work and personal experiences that would improve the value provided to the shareholders. The following criteria for nominees generally are considered as a minimum requirement for consideration as a non-interested director:

     - Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity;

     - College degree or business experience equivalent to a college degree;

     - At least one non-interested director should have an investment background and at least one director should have a financial/accounting background;

     - Personal accomplishments that would provide ready acceptance by shareholders that the individual is capable of representing their interests;

     - An ability to invest in Hartford funds;

     - A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders;

     - A person of high ethical standards;

     - Must meet minimum standards set out in the Fund's audit committee charter; and

     - Must be "financially literate" as that term is defined under New York Stock Exchange rules. For these purposes, this means the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through Fund-sponsored training programs.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Upon the recommendation of the Audit Committee, the Board of Directors selected E&Y as independent registered public accounting firm of the Company for the fiscal year ending July 31, 2007. E&Y served as independent registered public accounting firm of the Company for the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004.

     AUDIT FEES. The aggregate fees billed by E&Y for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended July 31, 2005 and July 31, 2006 were $33,000 and $36,500, respectively.

     AUDIT-RELATED FEES. No fees were billed by E&Y for professional services rendered that are related to the audit of the Company's annual financial statements but not reported under "Audit-Fees" above for the fiscal years ended July 31, 2005 and July 31, 2006. Aggregate fees in the amount of $27,221 and $39,000 for the fiscal years ended July 31, 2005 and July 31, 2006, respectively, were billed by E&Y to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Company. These fees relate to an annual review of internal controls, as required by regulation, for HASCO, an affiliate which provides transfer agency services to the Company and over 40 other mutual funds in the Hartford Fund Family.

     TAX FEES. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice and tax planning to the Company for the fiscal years ended July 31, 2005 and July 31, 2006 were $3,000 and $3,350, respectively. No fees were billed by E&Y for such services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Company and subject to pre-approval by the Audit Committee, for the fiscal years ended July 31, 2005 and July 31, 2006.

     ALL OTHER FEES. No fees were billed by E&Y for professional services rendered for products and services other than those described above for the fiscal years ended July 31, 2005 and July 31, 2006, nor were any fees billed by E&Y for such services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Company and subject to pre-approval by the Audit Committee, for those fiscal years, other than those described above.

     The Audit Committee has considered whether the services described above are compatible with E&Y's independence. The Audit Committee has also considered whether the provision of all other non-audit services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, is compatible with maintaining E&Y's independence. The Audit Committee has adopted pre-approval policies and procedures pursuant to which the engagement of any accountant is approved. Such procedures govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the independent registered public accounting firm provides to the Company, to the Company's investment adviser and to affiliates of the adviser that provide ongoing services to the Company. In accordance with this policy, the Audit Committee has given its approval for the provision of audit services by E&Y for the fiscal year ending July 31, 2007 and has also given its general pre-approval for the provision by E&Y of certain types of audit-related, tax and permitted non-audit services. Services which have not received pre-approval must receive specific approval by the Audit Committee. The Audit Committee is informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committee's responsibilities to management. Pre-approval has not been waived in respect of services described under "Audit-Related Fees," "Tax Fees" and "All Other Fees," since the pre-approval procedures were adopted by the Audit Committee.

     The aggregate non-audit fees billed by E&Y for services rendered to the Company and to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, for the fiscal years ended July 31, 2005 and July 31, 2006, amounted to $42,000 and $732,894, respectively. Services were for tax consulting, actuarial and business advisory services throughout the period.

     Representatives of E&Y are not expected to be present at the Meeting, but will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

                       EXECUTIVE OFFICERS OF THE COMPANY

     Information about each executive officer's position and term of office with the Company and business experience during at least the past five years is set forth below. The executive officers receive no compensation from the Company. Instead, Hartford Life or its affiliates pays the executive officers. The mailing address of each executive officer is c/o the Secretary of The Hartford Income Shares Fund, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089.

                            POSITION HELD     TERM OF OFFICE*
                              WITH THE         AND LENGTH OF
NAME, AGE AND ADDRESS          COMPANY          TIME SERVED      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------      ---------------   -----------------   -------------------------------------------
DAVID M. ZNAMIEROWSKI....  President and     President since     Mr. Znamierowski currently serves as
(age 46)                   Chief Executive   2001(1)             President of Hartford Investment Management
                           Officer                               Company ("Hartford Investment Management")
                                             Chief Executive     and as Executive Vice President and Chief
                                             Officer             Investment Officer for The Hartford,
                                             since 2005          Hartford Life, Inc. and Hartford Life
                                                                 Insurance Company. Mr. Znamierowski is also
                                                                 a Managing Member, Executive Vice President
                                                                 and Chief Investment Officer of HIFSCO and
                                                                 HL Investment Advisors, LLC. Mr.
                                                                 Znamierowski is a Director, President and
                                                                 Chief Executive Officer of The Hartford
                                                                 Mutual Funds, Inc., The Hartford Mutual
                                                                 Funds II, Inc., Hartford Series Fund, Inc.
                                                                 and Hartford HLS Series Fund II, Inc.

TAMARA L. FAGELY.........  Vice President,   Treasurer since     Ms. Fagely serves as Vice President (since
(age 48)                   Treasurer and     1993                1998) and Chief Financial Officer (since
                           Controller                            2006) of Hartford Administrative Services
                                             Vice President      Company (HASCO). Currently, Ms. Fagely is a
                                             since 1996          Vice President of Hartford Life. She served
                                                                 as Assistant Vice President of Hartford
                                             Controller since    Life from December 2001 through March 2005.
                                             2001                In addition, she is Controller of HIFSCO
                                                                 and Vice President, Controller, and
                                                                 Treasurer of The Hartford Mutual Funds,
                                                                 Inc., The Hartford Mutual Funds II, Inc.,
                                                                 Hartford Series Fund, Inc. and Hartford HLS
                                                                 Series Fund II, Inc.

                            POSITION HELD     TERM OF OFFICE*
                              WITH THE         AND LENGTH OF
NAME, AGE AND ADDRESS          COMPANY          TIME SERVED      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------      ---------------   -----------------   -------------------------------------------
EDWARD P. MACDONALD......  Vice President,   Since 2005          Mr. Macdonald serves as Assistant General
(age 39)                   Secretary and                         Counsel of The Hartford as well as Vice
                           Chief Legal                           President and Chief Legal Officer of
                           Officer                               Hartford Investment Financial Services, LLC
                                                                 (HIFSCO) and HL Investment Advisors, LLC.
                                                                 Additionally, Mr. Macdonald serves as Vice
                                                                 President, Secretary and Chief Legal
                                                                 Officer for The Hartford Mutual Funds,
                                                                 Inc., The Hartford Mutual Funds II, Inc.,
                                                                 Hartford Series Fund, Inc. and Hartford HLS
                                                                 Series Fund II, Inc. Prior to joining The
                                                                 Hartford in 2005, Mr. Macdonald was Chief
                                                                 Counsel, Investment Management for
                                                                 Prudential Financial (formerly American
                                                                 Skandia Investment Services, Inc.). He
                                                                 joined Prudential in April 1999.

DENISE A. SETTIMI........  Vice President    Since 2005          Ms. Settimi currently serves as Chief
(age 46)                                                         Operating Officer and Assistant Vice
                                                                 President of HASCO. Additionally, Ms.
                                                                 Settimi serves as Assistant Vice President
                                                                 of Hartford Life Insurance Company.
                                                                 Previously, Ms. Settimi was with American
                                                                 Express Financial Advisors, where she was
                                                                 Director of Retirement Plan Services from
                                                                 1997 to 2003. In addition, she is a Vice
                                                                 President of The Hartford Mutual Funds,
                                                                 Inc., The Hartford Mutual Funds II, Inc.,
                                                                 Hartford Series Fund, Inc. and Hartford HLS
                                                                 Series Fund II, Inc.

JOHN C. WALTERS..........  Vice President    Since 2001(1)       Mr. Walters serves as Executive Vice
(age 44)                                                         President and Director of the Investment
                                                                 Products Division of Hartford Life. Mr.
                                                                 Walters is also a Managing Member and
                                                                 Executive Vice President of HIFSCO and HL
                                                                 Investment Advisors, LLC. In addition, he
                                                                 is Vice President of The Hartford Mutual
                                                                 Funds, Inc., The Hartford Mutual Funds II,
                                                                 Inc., Hartford Series Fund, Inc. and
                                                                 Hartford HLS Series Fund II, Inc.
                                                                 Previously, Mr. Walters was with First
                                                                 Union Securities.

                            POSITION HELD     TERM OF OFFICE*
                              WITH THE         AND LENGTH OF
NAME, AGE AND ADDRESS          COMPANY          TIME SERVED      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------      ---------------   -----------------   -------------------------------------------
ROBERT M. ARENA, JR. ....  Vice President    Since 2006          Mr. Arena serves as Senior Vice President
(age 38)                                                         of Hartford Life and heads its Retail
                                                                 Product Management Group in the Investment
                                                                 Products Division. Additionally, Mr. Arena
                                                                 is Senior Vice President of Hartford
                                                                 Administrative Services Company (HASCO), HL
                                                                 Investment Advisors, LLC and Hartford
                                                                 Investment Financial Services, LLC
                                                                 (HIFSCO). Prior to joining The Hartford in
                                                                 2004, he was Senior Vice President in
                                                                 charge of Product Management for American
                                                                 Skandia/Prudential in the individual
                                                                 annuities division. Mr. Arena joined
                                                                 American Skandia in 1996. Previously he was
                                                                 with Paul Revere Insurance Group in its
                                                                 group insurance division. In addition, Mr.
                                                                 Arena is Vice President of The Hartford
                                                                 Mutual Funds, Inc., The Hartford Mutual
                                                                 Funds II, Inc., Hartford Series Fund, Inc.
                                                                 and Hartford HLS Series Fund II, Inc.

THOMAS D. JONES III......  Vice President    Since 2006          Mr. Jones serves as Vice President of
(age 41)                   and Chief                             Hartford Life Insurance Company.
                           Compliance                            Additionally, he serves as Vice President
                           Officer                               for both, Hartford Investment Financial
                                                                 Services Company, LLC (HIFSCO) and HL
                                                                 Investment Advisors, LLC. Mr. Jones joined
                                                                 The Hartford in 2006 from SEI Investments,
                                                                 where he served as Chief Compliance Officer
                                                                 for its mutual funds and investment
                                                                 advisers. Prior to joining SEI, Mr. Jones
                                                                 was First Vice President and Compliance
                                                                 Director for Merrill Lynch Investment
                                                                 Managers (Americas) (MLIM), where he worked
                                                                 from 1992-2004. At MLIM, Mr. Jones was
                                                                 responsible for the compliance oversight of
                                                                 various investment products, including
                                                                 mutual funds, wrap accounts, institutional
                                                                 accounts and alternative investments. In
                                                                 addition, Mr. Jones is Vice President and
                                                                 Chief Compliance Officer The Hartford
                                                                 Mutual Funds, Inc., The Hartford Mutual
                                                                 Funds, II, Inc., Hartford Series Fund, Inc.
                                                                 and Hartford HLS Series Fund II, Inc.

                            POSITION HELD     TERM OF OFFICE*
                              WITH THE         AND LENGTH OF
NAME, AGE AND ADDRESS          COMPANY          TIME SERVED      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------      ---------------   -----------------   -------------------------------------------
VERNON J. MEYER..........  Vice President    Since 2006          Mr. Meyer serves as Vice President of
(age 42)                                                         Hartford Life and Director of its
                                                                 Investment Advisory Group in the Investment
                                                                 Products Division. Prior to joining The
                                                                 Hartford in 2004, Mr. Meyer was with
                                                                 MassMutual which he joined in 1987. In
                                                                 addition, Mr. Meyer is Vice President of
                                                                 The Hartford Mutual Funds, Inc., The
                                                                 Hartford Mutual Funds, II, Inc., Hartford
                                                                 Series Fund, Inc. and Hartford HLS Series
                                                                 Fund II, Inc.

---------------

* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

(1) Mr. Znamierowski has served as President of the Company since 2001, with the exception of February 1, 2005 to March 27, 2005, when Mr. Walters served in that capacity.

                                 OTHER MATTERS

     Management does not intend to present any business to the meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Company.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on the Company records and other information, the Company believes that all SEC filing requirements applicable to its directors and officers pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to the Company's fiscal year ending July 31, 2006, were satisfied.

                             SHAREHOLDER PROPOSALS

     Proposals of Company shareholders intended to be presented at the annual meeting of shareholders for the fiscal year ending July 31, 2007 must be received at the Company's mailing address by July 20, 2007 in order to be considered for inclusion in the proxy statement for that meeting. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

                              SHAREHOLDER MAILINGS

     To help lower the impact of operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Fund may send only one prospectus, annual report, semiannual report, general information statement or proxy to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Funds at 1-888-843-7824 or writing to the Funds at P.O. Box 64387, St. Paul, Minnesota 55164 and requesting the additional copies of Fund documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.

                                           By order of the Board of Directors,

                                           /s/ Edward P. Macdonald

                                           Edward P. Macdonald
                                           Secretary

Dated: November 20, 2006

                                   APPENDIX 1

                        THE HARTFORD MUTUAL FUNDS, INC.
                       THE HARTFORD MUTUAL FUNDS II, INC.
                           HARTFORD SERIES FUND, INC.
                       HARTFORD HLS SERIES FUND II, INC.
                     THE HARTFORD INCOME SHARES FUND, INC.

                            AUDIT COMMITTEE CHARTER

                                REVISED MAY 2006

1.   Membership

     The Audit Committee shall be composed of at least three directors:

     (a) each of whom shall not be an "interested person" of the Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;

     (b) each of whom shall not accept any consulting, advisory, or other compensatory fee from the Funds (other than fees for serving on the Board of Directors or any committee thereof) or have any other relationship to the Funds that may interfere with the exercise of such person's independence from the Funds and Fund management;

     (c) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

     (d) each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

     (e) at least one of whom shall have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

     The Audit Committee shall determine whether at least one member of the Audit Committee is an "audit committee financial expert" as defined in rules promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Sarbanes-Oxley Act of 2002.(1) The Audit Committee shall appoint one member as chairperson.

---------------

(1) Audit committee financial experts shall not be subject to any duties, obligations or liability that are greater than those imposed on other members of the Audit Committee and the Board of Directors. Moreover, a person determined to be an audit committee financial expert shall not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended.

2.   Purposes and Scope

     The purposes and scope of responsibilities of the Audit Committee are:

     (a) to oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of the service providers;

     (b) with respect to any closed-end Fund traded on the New York Stock Exchange, to prepare any Audit Committee reports required by the SEC for inclusion in annual proxy statements;

     (c) to act as liaison between the Funds' independent registered public accounting firm ("Independent Auditor") and the full Board of Directors; and

     (d)  to assist the Board in its oversight of:

          (i) the quality, objectivity and integrity of the Funds' financial statements and the independent audit thereof;

          (ii) the Funds' compliance with legal and regulatory requirements;

          (iii) the qualifications and independence of the Funds' Independent Auditor; and

          (iv) the performance of the company's internal audit function and Independent Auditor.

     The Audit Committee shall report regularly to the Board of Directors with respect to the matters described in Section 3 of this Audit Committee Charter. The Funds' Independent Auditor shall report directly to the Audit Committee.

3.   Duties and Responsibilities

     To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) To select, retain or replace the Independent Auditor (subject to ratification by the Independent Directors and, if applicable, to ratification by Fund shareholders as may be required by Section 32(a) of the Investment Company Act of 1940) and, in connection therewith, to evaluate the independence of the auditors as defined by the Independence Standards Board and the SEC (including whether the Independent Auditor provides any consulting services to the adviser or its affiliates), and to receive the Independent Auditor's specific representations as to their independence. The Audit Committee will continue its current practice of seeking the input of management on issues pertaining to the selection, retention or termination of the Independent Auditor.

     (b) To compensate and oversee the work of the Independent Auditor (including resolution of disagreements between management and the Independent Auditor regarding financial reporting).

     (c)  With respect to any closed-end Fund traded on the New York Stock
          Exchange:

          (i) to review and discuss with management and the Independent Auditor the audited annual financial statements and semi-annual financial statements (including any discussion by management of the Fund's investment performance);

          (ii) to prepare and deliver the Audit Committee's report (including any Audit Committee recommendation) required to be included in any proxy statement; and

          (iii) to review and discuss, as applicable, press releases related to the Fund's financial reporting and financial information and financial information and earnings guidance provided to analysts and rating agencies.

     (d)  To meet with the Funds' Independent Auditor:

          (i) to review the arrangements for and scope of the annual audit and any special audits;

          (ii) to set and review clear hiring policies for employees or former employees of the Independent Auditor;

          (iii) to discuss any matters of concern relating to the Funds' financial statements, including any material adjustments to such statements recommended by the Independent Auditor, or other results of such audit(s);

          (iv) to review audit problems or difficulties and management's response;

          (v) to consider the Independent Auditor's comments with respect to the Funds' financial policies, procedures and internal accounting and financial statement controls and management's responses thereto;

          (vi) to review the opinion the Independent Auditor renders to the Board and shareholders; and

          (vii) to review the results of internal audits of areas that impact the Funds.

     (e) To consider, in consultation with the Independent Auditor, (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditor; and (iii) any other material written communications between the Independent Auditor and management, such as any management letter or schedule of unadjusted differences.

     (f) To approve in advance (i) all audit services to be provided by the Independent Auditor to a Fund and (ii) all permissible non-audit services(2) to be provided by the Independent Auditor to a Fund, the Fund's investment adviser, and the Service Affiliates(3) if the engagement related directly to the operations and financial reporting of the Fund, except for permissible non-audit services provided under a de

---------------

(2) "Permissible non-audit services" include any professional services, including tax services, provided to the Funds by the independent auditors, other than those provided to the Funds in connection with an audit or a review of the financial statements of the Funds. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Funds; (ii) financial information system design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(3) A "Service Affiliate" is any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

          minimis exception(4) under applicable law or regulation. The Committee may delegate the authority to grant such preapprovals to one or more designated members of the Committee, if the Committee so chooses. Any pre-approval determination of a delegate shall be presented to the full Audit Committee at its next meeting. The Audit Committee shall communicate any pre-approval made by it or a delegate to the Fund's investment adviser to ensure that the appropriate disclosure is made in the Fund's periodic reports required by Section 13(a) of the Securities Exchange Act of 1934 and other documents as required under the federal securities laws. The Audit Committee has adopted Pre-Approval Policies and Procedures, attached hereto as Exhibit A.

     (g) To meet with the Funds' Independent Auditor prior to the audit to discuss the planning and staffing of the audit, including when applicable a discussion of the periodic rotation of the lead audit partner and lead review partner.

     (h) To review the fees charged to the Funds by the Independent Auditor for audit and permissible non-audit services.

     (i) To investigate improprieties or suspected improprieties in Fund operations.

     (j) To review and discuss periodically the Funds' policies with respect to risk assessment and risk management.

     (k) To develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by a Fund from any source regarding accounting, internal accounting and financial statement controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of a Fund and its service

---------------

(4) Section 202 of the Sarbanes-Oxley Act of 2002 (Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended) and Rule 2-01(c)(7) under Regulation S-X. Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by the Fund, its investment adviser, and the Service Affiliates to the independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its delegate(s).

          providers of concerns regarding questionable accounting or auditing matters related to the Fund.

     (l) To assist the Funds, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which a Fund's shares are listed.

     (m) To receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Funds' ability to record, process, summarize, and report financial data and have identified for the Funds' Independent Auditor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds' internal controls; and (iii) whether or not there were significant changes in the Funds' internal controls or in other factors that could significantly affect the Funds' internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

     (n) To periodically discuss with management and the Independent Auditor the quality and adequacy of the Funds' accounting and financial reporting policies and practices, their internal controls (including the control process for reviewing and approving the Funds' internal transactions and accounting) and, as appropriate, the internal controls of service providers.

     (o) To request, obtain, review and discuss annually a report by the Independent Auditor describing the Funds' internal quality control procedures, material issues raised by their most recent internal quality control or peer review, or by any governmental or professional inquiry or investigation, within the preceding five years, respecting one or more independent audits carried out by the accounting firm, any steps taken to deal with any such issues, and (to assess the auditors' independence) all relationships between the Independent Auditor and the company.

     (p) To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

     (q)  To evaluate the Audit Committee's performance annually.

     (r) To determine (in its capacity as a committee of the Board) appropriate funding by the Funds for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds; (ii) compensation to any outside counsel, Independent Auditor, other experts or advisers employed by the Audit Committee, as it determines necessary to carry out its duties; and
          (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

     (s) To perform such other functions consistent with this Audit Committee Charter, the Funds' Articles of Incorporation, the Funds' By-laws, and applicable law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

     The Audit Committee's function is primarily one of oversight. While the Audit Committee has the responsibilities set forth in this charter, it is not the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on the accuracy of the financial and other information provided to the Audit Committee by the Funds' officers and employees and its internal and external service providers, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors).

     The Audit Committee's role is one of oversight, and it is recognized that management is responsible for preparing the Funds' financial statements and for maintaining appropriate systems for accounting. The Funds' Independent Auditor is responsible for conducting a proper audit of the Funds' financial statements and is ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject to ratification by the Independent Directors and, if applicable, to ratification by Fund shareholders) and evaluate the Funds' Independent Auditor, to determine the compensation of the Funds' Independent Auditor and, where appropriate, to replace the Funds' Independent Auditor.

4.   Meetings

     The Audit Committee shall meet on a regular basis at least twice a year. The Funds' Chief Accounting Officer shall attend such regular meetings, along with other invited personnel of the adviser and its affiliates, including their internal accountants. The Audit Committee may also hold special meetings as circumstances require. Participation in meetings may be telephonic.

     The Audit Committee shall meet separately at least semi-annually with management, with personnel responsible for the Fund's internal audit function, and with the Funds' Independent Auditor, to give representatives of each the opportunity to privately discuss issues of interest to the Audit Committee. The Audit Committee shall also hold regular meetings with the Funds' Board of Directors.

5.   Resources and Authority of the Audit Committee

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s), and shall have full access to all books, records, facilities and personnel of the Funds, as needed.

6.   Annual Review and Approval

     The Audit Committee shall review and assess the adequacy of this charter at least annually and recommend any changes to the full Board of Directors. The full Board of Directors shall approve this charter at least annually. The Charter, including any amendments thereto, shall be maintained in the records of the Funds.

                                   EXHIBIT A

                        THE HARTFORD MUTUAL FUNDS, INC.
                       THE HARTFORD MUTUAL FUNDS II, INC.
                           HARTFORD SERIES FUND, INC.
                       HARTFORD HLS SERIES FUND II, INC.
                     THE HARTFORD INCOME SHARES FUND, INC.

              AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

     The Sarbanes-Oxley Act of 2002 ("Act")(1) and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules")(2) require that the Audit Committee for the above-referenced companies (each a "Fund" and together the "Funds") pre-approve all audit services and non-audit services provided to the Fund by its independent registered public accounting firm ("Independent Auditor"), as well as all non-audit services provided by the Independent Auditor to the Fund's investment adviser and its Service Affiliates(3) if the services directly impact the Fund's operations and financial reporting.

     The following policies and procedures govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the Independent Auditor provides to the Fund and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Independent Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Independent Auditor provides to such entities.

     These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Fund may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A. General

   1. The Audit Committee must pre-approve all audit services and non-audit services that the Independent Auditor provides to the Fund.

---------------

(1) Pub. L. 107-204, 116 Stat. 745 (2002).

(2) Sec. Act Rel. No. 8183 (Mar. 20, 2003).

(3) A "Service Affiliate" is any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

   2. The Audit Committee must pre-approve any engagement of the Independent Auditor to provide non-audit services to any Service Affiliate during the period of the Independent Auditor's engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund's operations and financial reporting.

B. Pre-Approval of Audit Services to the Fund

   1. The Audit Committee shall approve the engagement of an Independent Auditor to audit the Fund's financial statements for each fiscal year (the "Engagement"). The approval of the Engagement shall not be delegated to a Designated Member. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the proposed Independent Auditor to enable the Audit Committee to make a reasonable evaluation of the Independent Auditor's qualifications and independence. The Audit Committee also shall consider the Independent Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Fund will receive. Where the proposed fees have not been determined at the time of approval, the Audit Committee may consider a fee estimate or range as provided by the Independent Auditor.

   2. The Audit Committee shall report to the Board of Directors (the "Board") regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

   3. Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Independent Auditor be selected by the vote, cast in person, of a majority of the members of the Fund's Board who are not interested persons of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) ("Independent Directors").

C. Pre-Approval of Non-Audit Services to the Fund and to Service
   Affiliates -- by Types of Services

   1. The Audit Committee shall pre-approve types of non-audit services to the Fund and its Service Affiliates pursuant to this Section C.

   2. Annually, at such time as the Audit Committee considers the Engagement of the Independent Auditor, management of the Fund, in consultation with the Independent Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Fund may request from the Independent Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Fund's operations and financial reporting that Service Affiliates may request from the Independent Auditor during the fiscal year.

   3. The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

   4. The Audit Committee's pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Independent Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

   5. A list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C will be distributed to the Fund's investment adviser and Service Affiliates and the appropriate partners of the Independent Auditor. Periodically, the Independent Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D. Pre-Approval of Non-Audit Services to the Fund and to Service
   Affiliates -- Project-by-Project Basis

   1. The Audit Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

   2. Management of the Fund, in consultation with the Independent Auditor, may submit either to the Audit Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request.

   3. The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a "Designated Member") to consider, on the Audit Committee's behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee's behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Fund's management, in consultation with the Independent Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

   4. The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

     (a) pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Fund or to a Service Affiliate; or

     (b) refer such matter to the full Audit Committee for its consideration and action.

     In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

   5. The Designated Member's pre-approval (or pre-approval subject to conditions) of the requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Fund or the Service Affiliate, as the case may be, to utilize the Independent Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be reported to the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Independent Auditor providing the requested non-audit service, the matter may be presented to the full Audit Committee for its consideration and action.

E. Amendment; Annual Review

   1. The Audit Committee may amend these procedures from time to time.

   2. These procedures shall be reviewed annually by the Audit Committee.

F. Recordkeeping

   1. The Fund shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material.

   2. In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Act and the Rules,(4) a record shall be made indicating that each of the conditions for this exception, as set forth in the Act and the Rules, has been satisfied.

   3. A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

G. Prohibited and Conditionally Prohibited Non-Audit Services

   The Independent Auditor may not provide (except as described below) any of the following services to the Fund, the Fund's investment adviser, the Service Affiliates or any other member of the investment company complex. For purposes of this policy, "investment company complex" includes: 1) any entity controlling or controlled by the Fund's investment adviser/sponsor, 2) any other investment adviser under common control with the Fund's investment adviser/sponsor, and 3) any investment companies advised by any investment adviser in the investment company complex.

   1. Conditionally Prohibited Non-Audit Services

     The following services may be provided if the Fund and the Audit Committee can reasonably conclude that the result of the service would not be subject to audit procedures in connection with the audit of the Fund's financial statements:

     - Bookkeeping;

     - Financial information systems design and implementation;

---------------

(4) Section 202 of the Act (Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended) and Rule 2-01(c)(7) under Regulation S-X. Pre- approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non- audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by the Fund, its investment adviser, and the Service Affiliates to the Independent Auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its delegate(s).

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

     - Actuarial services; and

     - Internal audit outsourcing services.

   2. Prohibited Non-Audit Services

     - Management functions or human resources;

     - Broker or dealer, investment adviser or investment banking services;

     - Legal services and expert services unrelated to the audit; and

     - Any other service that the Public Company Accounting Oversight Board determines, by regulation, is prohibited.

Approved on May 9, 2006

                                   APPENDIX 2

                        THE HARTFORD MUTUAL FUNDS, INC.
                       THE HARTFORD MUTUAL FUNDS II, INC.
                           HARTFORD SERIES FUND, INC.
                       HARTFORD HLS SERIES FUND II, INC.
                     THE HARTFORD INCOME SHARES FUND, INC.
                             ("THE HARTFORD FUNDS")

                          NOMINATING COMMITTEE CHARTER

NOMINATING COMMITTEE MEMBERSHIP

     The Nominating Committee of The Hartford Funds (the "Committee") shall be composed entirely of Directors of the Funds that are not "interested persons" of the Funds, their investment adviser or their principal underwriter, as that term is defined in the Investment Company Act of 1940, as amended ("Independent Directors"), and may be comprised of one or more such Independent Directors. Officers of the Funds, although not members of the Committee, will nonetheless be expected to have a role in evaluating candidates and recruiting them for the Board.

BOARD NOMINATIONS AND FUNCTIONS

1. The Committee shall make nominations for Independent Director membership on the Board of Directors. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Funds' investment adviser and other principal service providers. Persons selected must not be "interested persons" of the Funds, their investment adviser or their principal underwriter, as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser. In determining nominees' qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board of Directors.

2. The Committee shall consider nominees recommended by shareholders if a vacancy among the Independent Directors of The Hartford Funds occurs pursuant to the procedures attached hereto as Appendix A.

3. The Committee shall (1) periodically review and evaluate the compensation of the independent members of the Board of Directors and each of its committees and (2) make recommendations to the Board regarding the compensation of, and expense reimbursement policies and retirement policies with respect to, the independent members of the Board of Directors and each committee. In evaluating the compensation of the independent members of the Board of Directors and each committee, the Committee may consider the factors set forth in Appendix B.

4. The Committee shall meet as necessary prior to a meeting of the full Board and is empowered to hold special meetings as circumstances require.

5. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and/or independent counsel to the Independent Directors and to retain experts, as deemed appropriate, at the expense of the Funds.

6. The Committee shall review these Procedures as necessary and recommend any changes to the full Board of Directors.

ADOPTED: MAY 13, 2003
REVISED: NOVEMBER 1, 2006

                                   APPENDIX A

            PROCEDURES FOR CONSIDERATION OF SHAREHOLDER NOMINATIONS
        FOR INDEPENDENT DIRECTOR MEMBERSHIP BY THE NOMINATING COMMITTEE

1. The Nominating Committee will consider nominees recommended by shareholders if a vacancy among the Independent Directors of The Hartford Funds occurs. Each eligible shareholder or shareholder group may submit not more than one Independent Director nominee.

2. In order for the Nominating Committee to consider a nominee recommended by shareholders, the nominee, as well as the shareholder or shareholder group making the recommendation, must meet all requirements provided under applicable federal and state law and in the applicable Fund's organizational documents.

3. In order to recommend a nominee, a shareholder must send a letter to the chairperson of the Nominating Committee, in care of the Secretary of the applicable Hartford Fund at 55 Farmington Avenue, 11th Floor, Hartford, CT 06105, and must include, at a minimum:

          (i) the shareholder's contact information;

          (ii) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of applicable Fund shares owned by the proposed nominee;

          (iii) a statement as to whether the nominee is an "interested person" of the applicable Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and appropriate documentation to support the statement;

          (iv) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and

          (v) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund's proxy statement, if so designated by the Nominating Committee and the Fund's Board of Director.

     It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration due to the deficient submission.

4. A Shareholder nominee recommendation must be received by the Nominating Committee within a reasonable time period prior to the proxy submission.

5. A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Nominating Committee.

6. If the Nominating Committee receives a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the applicable Fund's voting shares for at least one year as of the date of the recommendation and the shareholder or shareholder group and their candidate provides his or her written consent at the time the recommendation is made, the Fund shall disclose in the applicable proxy statement: (1) the candidate's identity, (2) the identity of the shareholder or shareholder group making the recommendation, and (3) whether or not the Nominating Committee chose to nominate that candidate.

7. The Nominating Committee shall evaluate the qualifications of a director nominee in accordance with the guidelines attached hereto as Exhibit 1. The Nominating Committee may, in its sole discretion, consider any factors that it deems relevant in its consideration of a director nominee. Candidates submitted by shareholders shall be evaluated according to the same criteria as other director candidates.

8. The Nominating Committee may, in its sole discretion, hire third parties to assist it with identifying, screening and evaluating nominees. If a third party is used with respect to a particular election, appropriate disclosure of that fact in the relevant proxy statement shall be made in accordance with applicable law.

9. The final nomination of a prospective director rests solely with the Nominating Committee.

10. The Nominating Committee shall review these Procedures as necessary and recommend any changes to the full Board of Directors of the Hartford Funds.

                                   APPENDIX B

     There is no specific formula that the Committee is required to use when reviewing and evaluating the appropriate level of independent directors compensation. Rather, the Committee's review and evaluation should be based on the business judgment of its members, after an examination of the surrounding circumstances. The factors listed below may be considered by the Committee in reviewing and evaluating the compensation of the independent members of the Board of Directors and each committee.

1.   The current level of compensation paid to the independent directors;

2. The number of directors relative to the assets of the funds overseen by the board;

3. The size, complexity and structure of the funds in the fund complex as well as the fund complex as a whole;

4. The complexity of the responsibilities assumed by the independent directors;

5.   The frequency of board meetings;

6. The time required to review and carefully evaluate the materials provided by management in connection with each board meeting;

7. The amount of compensation necessary to attract and retain highly qualified board members;

8.   Time required to serve as board and committee chair;

9.   The potential liability to which the directors are exposed; and

10. The amounts paid to independent directors of other mutual funds and the amounts paid to corporate directors.

                                                                       EXHIBIT 1

              CRITERIA FOR SELECTION OF NEW INDEPENDENT DIRECTORS

     The ideal panel of independent directors should represent a cross section of the shareholder base of the Hartford-sponsored funds and, since their duties involve oversight of the management company's and service providers' activities relative to shareholder interests, care should be given to insure that the panel of individuals brings to their deliberation education, work and personal experiences that would improve the value provided to the shareholders.

     To maintain the vitality of the panel, some mandatory turnover of members is desired and should be accomplished through a reasonable retirement policy (e.g. age 72 mandatory retirement).

     The following criteria giving no prejudice towards an individual's gender, religion or race should be considered as a minimum requirement for consideration as an independent director:

     1. Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity.

     2.   College degree or business experience equivalent to a college degree.

     3. At least one independent director should have an investment background and at least one director should have a financial/accounting background.

     4. Personal accomplishments that would provide ready acceptance by shareholders that the individual was capable of representing their interests.

     5.   An ability to invest in Hartford funds.

     6. A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders.

     7.   A person of high ethical standards.

     8. Must meet minimum standards set out in the funds' audit committee charter.

     9. Must be "financially literate" as that term is defined under New York Stock Exchange rules. For these purposes, this means the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through fund-sponsored training programs.

                              (THE HARTFORD LOGO)

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

VOTING BY TELEPHONE. Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTING BY INTERNET. Log on to www.proxyweb.com and follow the on-screen instructions.

VOTING BY MAIL. Complete and return your Proxy Card in the addressed envelope. If you vote by telephone or internet, you do not need to mail your proxy.

999 999 999 999 99

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE HARTFORD INCOME SHARES FUND, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 9, 2007

The undersigned appoints Tamara Fagely, Edward Macdonald and Michael Phillips or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned, to vote, as designated herein, all shares of The Hartford Income Shares Fund, Inc. (the "Company") held by the undersigned on November 10, 2006, at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of Hartford Life, 200 Hopmeadow Street, Simsbury, Connecticut 06089, on January 9, 2007, at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters on the reverse, as set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

By executing this proxy, the undersigned revokes all previous proxies with respect to the Meeting and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company or by executing a superseding proxy.

                                        Date _________________________

                                         PLEASE SIGN, DATE AND RETURN
                                                YOUR PROXY TODAY


                                  Shareholder(s) signs here    (SIGN IN THE BOX)

                                  Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If signing for a partnership, please sign in partnership name by authorized person.

                                                                        HIS - MK

LABEL BELOW FOR MIS USE ONLY!
PO# M-2070
HARTFORD #557
HARTFORD INCOME SHARES #116
ORIGINAL 2-UP 11-08-06 JM
MELISSA (HARTFORD INCOME SHARES - 2007 MK)
REVISION #1 11-10-06 JM
REVISION #2 11-16-06 JM

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.

-------------------------------------------------
SIGNATURE OF PERSON AUTHORIZING PRINTING     DATE

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION, SIMPLY SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.


                                                                                                     FOR       WITHHOLD     FOR ALL
1.    TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE COMPANY: (01) L.S. BIRDSONG,               ALL         ALL         EXCEPT*
      (02) R.M. GAVIN, (03) D.E. HILL, (04) S.S. JAFFEE, (05) W.P. JOHNSTON, (06) P.O. PETERSON,
      (07) L.W. SENBET, (08) T.M. MARRA, (09) L.A. SMITH, (10) D.M. ZNAMIEROWSKI                     [ ]         [ ]          [ ]

      *TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE BOX "FOR ALL
      EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.

      ------------------------------------------------------------------------------------------

                                                                                                     FOR       AGAINST      ABSTAIN

2.    PROPOSAL TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF THE COMPANY OF ERNST             [ ]        [ ]          [ ]
      & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
      FISCAL YEAR ENDING JULY 31, 2007.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                YOUR PROXY IN THE ENCLOSED ENVELOPE. THANK YOU!



                                                                        HIS - MK

LABEL BELOW FOR MIS USE ONLY!
PO# M-2070
HARTFORD #557
HARTFORD INCOME SHARES #116
ORIGINAL 2-UP 11-08-06  JM
MELISSA (HARTFORD INCOME SHARES - 2007 MK)
REVISION #1 11-16-06  JM
REVIEW #1 11-17-06  JM



MIS EDITS:  # OF CHANGES ___/___ PRF 1 ___  PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.

------------------------------------------------------
SIGNATURE OF PERSON AUTHORIZING PRINTING          DATE